Securities Act File No. 033-26116


                        LEXINGTON NATURAL RESOURCES TRUST

                         Supplement dated July 26, 2000
                       to the Prospectus dated May 1, 2000


     On the front cover page of the Prospectus, the address and telephone number of the Lexington Natural Resources Trust (the "Fund") are hereby deleted and replaced with: 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004,
Telephone: 1-800-992-0180.

     On page 5 of the Prospectus under the section "INVESTMENT ADVISER," the disclosure is hereby deleted and replaced with the following:

                               INVESTMENT ADVISER

     Pilgrim Investments, Inc. ("Pilgrim" or "Pilgrim Investments") serves as the investment adviser to the Fund. Pilgrim has overall responsibility for the management of the Fund. Pilgrim provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

     Organized in December 1994, Pilgrim is registered as an investment adviser. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits, products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

     Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to the Fund. On July 26, 2000, ReliaStar acquired Lexington Global Asset Managers, Inc., the parent company of Lexington, and Pilgrim Investments was approved as adviser to the funds formerly advised by Lexington.

     As of June 30, 2000, Pilgrim managed over $16.8 billion in assets.

     Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

     The Investment Adviser has entered into a sub-advisory agreement with Market Systems Research Advisors, Inc., 80 Maiden Lane, New York, New York 10038, a registered investment adviser, under which the Sub-Adviser will provide the Fund with certain investment management and administrative services.

     Pilgrim is paid an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month.
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     On page 5 of the  Prospectus  under the section  "PORTFOLIO  MANAGER,"  the disclosure is hereby deleted and replaced with the following:

                                PORTFOLIO MANAGER

     The Fund is managed by an investment management team. Frank A. Peluso and Robert M. DeMichele are the lead managers.

     Frank A. Peluso. Mr. Peluso has 37 years investment experience. Mr. Peluso is President and Chief Executive Officer of Market Systems Research Advisors, Inc. ("MSR"), the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming, Inc. (currently Market Systems Research, Inc., a fully-owned subsidiary of MSR.) Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

     Robert M. DeMichele. Mr. DeMichele is Senior Vice President of Pilgrim Investments and holds a similar position with Lexington. He is also President and Chief Executive Officer of Lexington Distributors, Inc. He served as Chairman and Chief Executive Officer of Lexington prior to the acquisition of that firm's parent company. Prior to joining Lexington in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the
     securities division of Warburg, Paribus, Becker, and international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts. Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

     On page 6, the last sentence under the section "SHAREHOLDER SERVICING AGREEMENTS" is hereby deleted and replaced with the following:

     Pilgrim, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. A Shareholder Servicing Agent may, from time to time, choose not to receive all of the fees payable to it.

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